UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 4, 2025

GOLDMAN SACHS BDC, INC.
(Exact name of registrant as specified in its charter)

Delaware	814-00998	46-2176593
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Street, New York, New York	10282
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (312)
655-4419

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GSBD	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule
12b-2
of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 - Entry into a Material Definitive Agreement.
Underwriting Agreement
On September 4, 2025, Goldman Sachs BDC, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) by and among the Company, Goldman Sachs Asset Management, L.P. and BofA Securities, Inc., as representative of the several underwriters named in Schedule A thereto (collectively, the “Underwriters”), in connection with the issuance and sale of $400,000,000 aggregate principal amount of the Company’s 5.650% notes due 2030 (the “Offering”).
The Offering was made pursuant to the Company’s effective registration statement on Form
N-2
(File
No. 333-274797),
dated and filed with the Securities and Exchange Commission (the “SEC”) on September 29, 2023, a preliminary prospectus supplement and accompanying prospectus and a pricing term sheet, each dated as of and filed with the SEC on September 4, 2025.
The Underwriting Agreement contains customary representations, warranties and agreements of the Company, conditions to closing, indemnification rights and obligations of the parties and termination provisions.
The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement filed with this report as Exhibit 1.1 and which is incorporated herein by reference.
The Underwriters and their respective affiliates have provided in the past, and may provide from time to time in the future in the ordinary course of their business, certain commercial banking, financial advisory, investment banking and other services to, and their respective affiliates have provided, and may from time to time in the future provide, a variety of these services to the Company and to persons and entities with relationships with the Company, for which they received or will receive customary fees and expenses.
This Current Report on Form
8-K
shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.
Indenture and Fourth Supplemental Indenture
On September 9, 2025, the Company and Computershare Trust Company, National Association (as successor to Wells Fargo Bank, National Association, the “Trustee”), entered into the Fourth Supplemental Indenture, dated September 9, 2025, between the Company and the Trustee (the “Fourth Supplemental Indenture”), which supplements that certain Base Indenture, dated February 10, 2020, between the Company and the Trustee (as may be further amended, supplemented or otherwise modified from time to time, the “Base Indenture” and, together with the Fourth Supplemental Indenture, the “Indenture”). The Fourth Supplemental Indenture relates to the Company’s issuance of $400,000,000 aggregate principal amount of its 5.650% notes due 2030 (the “Notes”).
The Notes will mature on September 9, 2030 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the Indenture. The Notes bear interest at a rate of 5.650% per year payable semi-annually on March 9 and September 9 of each year, commencing on March 9, 2026. The Notes are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the Notes, rank pari passu
, or equal, in right of payment with all of the Company’s existing and future indebtedness or other obligations that are not so subordinated, or junior, rank effectively subordinated, or junior, to any of the Company’s secured indebtedness or other obligations (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness, and rank structurally subordinated, or junior, to all future indebtedness and other obligations (including trade payables) incurred by the Company’s subsidiaries or financing vehicles that are subsidiaries of the Company.

The Indenture contains certain covenants, including covenants requiring the Company to comply with the asset coverage requirements of Section 18(a)(1)(A) as modified by Section 61(a) of the Investment Company Act of 1940, as amended, whether or not it is subject to those requirements, and to provide financial information to the holders of the Notes and the Trustee if the Company is no longer subject to the reporting requirements under the Securities Exchange Act of 1934, as amended. These covenants are subject to important limitations and exceptions that are described in the Indenture.
In addition, on the occurrence of a “change of control repurchase event,” as defined in the Indenture, the Company will generally be required to make an offer to purchase the outstanding Notes at a price equal to 100% of the principal amount of such Notes plus accrued and unpaid interest to, but not including, the repurchase date.
The Notes were offered and sold in the Offering registered under the Securities Act of 1933, as amended, pursuant to the Company’s effective registration statement on Form
N-2
(File
No. 333-274797).
The Offering closed on September 9, 2025. The net proceeds to the Company were approximately $394.9 million, net of approximately $0.1 million in original issue discount, underwriting discounts and commissions of approximately $3.6 million payable by the Company and estimated offering expenses of approximately $1.4 million payable by the Company. The Company intends to use the net proceeds of the Offering to pay down a portion of the Company’s senior secured revolving credit agreement with Truist Bank, as administrative agent, and Bank of America, N.A., as syndication agent, and for general corporate purposes.
The foregoing descriptions of the Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to the full text of the Indenture and the Notes, respectively, each filed as exhibits hereto and incorporated by reference herein.
Item 2.03 - Creation of a Direct Financial Obligation or an Obligation under an
Off-Balance
Sheet Arrangement of a Registrant.
The information required by Item 2.03 contained in Item 1.01 of this Current Report on Form
8-K
is incorporated herein by reference.
Item 9.01 - Financial Statements and Exhibits.
(d) Exhibits:

Exhibit Number	Description

1.1*	Underwriting Agreement, dated September 4, 2025, by and among Goldman Sachs BDC, Inc., Goldman Sachs Asset Management, L.P. and BofA Securities, Inc., as representative of the several underwriters named in Schedule A thereto.

4.1	Indenture, dated February 10, 2020, by and between the Company and Computershare Trust Company, National Association (as successor to Wells Fargo Bank, National Association), as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K (File no. 814-00998), filed on February 11, 2020).

4.2	Fourth Supplemental Indenture, dated September 9, 2025, relating to the 5.650% Notes due 2030, by and between the Company and Computershare Trust Company, National Association (as successor to Wells Fargo Bank, National Association), as trustee.

4.3	Form of 5.650% Notes due 2030 (included in Exhibit 4.2 hereto).

5.1	Opinion and Consent of Fried, Frank, Harris, Shriver & Jacobson LLP.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*
Certain exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation
S-K.
The Company agrees to furnish supplementally a copy of any omitted exhibit or schedule to the Securities and Exchange Commission upon its request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDMAN SACHS BDC, INC. (Registrant)

Date: September 9, 2025	By:	/s/ Vivek Bantwal
	Name:	Vivek Bantwal
	Title:	Co-Chief Executive Officer

	By:	/s/ David Miller
	Name:	David Miller
	Title:	Co-Chief Executive Officer